EXHIBIT 10.1

                              SETTLEMENT AGREEMENT


         This Settlement Agreement is entered into this 12th day of August, 1997 among ADVANCED MACHINE VISION CORPORATION ("AMV"), CREDIT SUISSE, a corporation existing under the laws of Switzerland, SWISS AMERICAN SECURITIES, INC. ("SWISS AMERICAN"), ILVERTON INTERNATIONAL, INC., a corporation existing under the laws of the British Virgin Islands ("ILVERTON"), KONRAD MEYER ("MEYER") and MAX KHAN ("KHAN").
                                 R E C I T A L S

         WHEREAS AMV fka ARC Capital is the plaintiff in an action against CREDIT SUISSE, ILVERTON, KHAN and MEYER now pending in the United States District Court for the District of Oregon as Case No. 97-3307-CO related to a Subscription Agreement dated May 14, 1996 ("Subscription Agreement Litigation");

         WHEREAS AMV is the plaintiff in an action against SWISS AMERICAN and ILVERTON now pending in the United States District Court for the District of Oregon as Case No. CV 97-3039-CO related to a Pledge and Security Agreement dated April 13, 1995, and in which SWISS AMERICAN has filed an interpleader, ("Security Agreement Litigation"); and

         WHEREAS the parties or participant to this Settlement Agreement desire to resolve all disputes among them that relate to the Subscription Agreement Litigation and/or the Security Agreement Litigation.

         IT IS HEREBY AGREED AS FOLLOWS:

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1.  Dismissal of Litigation.

           1.1 By AMV. Upon delivery of the securities as set forth in Sections 4 and 5 of this Settlement Agreement, AMV will dismiss with prejudice its complaints in the Subscription Agreement Litigation and the Security Agreement Litigation against the PARTIES SIGNING THIS SETTLEMENT AGREEMENT.

           1.2 By CREDIT SUISSE. Upon delivery of the securities as set forth in Sections 4 and 5 of this Settlement Agreement, CREDIT SUISSE will dismiss with prejudice its counterclaim filed in the Subscription Agreement Litigation.

           1.3 By SWISS AMERICAN. Upon delivery of the securities as set forth in Sections 4 and 5 of this Settlement Agreement, SWISS AMERICAN will dismiss with prejudice its claim for interpleader filed in the Security Agreement Litigation.

2.  Release of Claims.

           2.1 By AMV.  Conditioned  on and effective upon the delivery of the securities as set forth in Sections 4 and 5 of this Settlement Agreement, AMV releases and absolutely and forever discharges CREDIT SUISSE, SWISS AMERICAN, ILVERTON, MEYER and
               KHAN,  but  only  if  such  PARTY  HAS  SIGNED  THIS   SETTLEMENT
               AGREEMENT, and each of their respective current officers, directors and agents of and from any and all claims, demands, damages, debts, liens, actions and causes of action of every kind and nature whatsoever, whether now known or unknown, suspected or unsuspected, which it might have had, shall or may hereafter have, upon or arising out of

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               any matter,  cause, fact, thing, act or omission  whatsoever occurring or existing at any time through and including the date of this Settlement Agreement and including without limitation any theory recited in the Subscription Agreement Litigation and/or the Security Agreement Litigation.

           2.2 By Remaining Parties.  Conditioned on and effective upon the delivery of the  securities  as set forth in Sections 4 and 5 of this Settlement Agreement, CREDIT SUISSE, SWISS AMERICAN, ILVERTON, MEYER and KHAN hereby release and absolutely and forever discharge AMV and its subsidiaries and each of their current officers, directors and agents of and from any and all claims, demands, damages, debts, liens, actions and causes of action of every kind and nature whatsoever, whether now known or unknown, suspected or unsuspected, which any of them had, shall or may hereafter have, upon or arising out of any matter, cause, fact, thing, act or omission whatsoever occurring or existing at any time through and including the date of this Settlement Agreement and including without limitation any theory recited in the Subscription Agreement Litigation and/or the Security Agreement Litigation.

          2.3  Nonsigners:   Notwithstanding  the  release  of  claims
               provided in Sections 2.1 and 2.2 of this Settlement Agreement, the provisions of Sections 2.1 and 2.2 shall not apply to any party not signing the Settlement Agreement.

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3.  Convertible Subordinated Bonds.

           3.1 Description of Bonds. AMV is the issuer of $3.4 million of convertible subordinated bonds sold on April 17, 1996, and remains the obligor under such bonds until paid by AMV according to the terms of the bonds.

           3.2 Repurchase of Convertible  Subordinated Bonds. ILVERTON,
               MEYER, KHAN and CREDIT SUISSE shall have the right to "put" to AMV up to a maximum of $3.4 million face value of bonds issued pursuant to AMV's $3.4 million Convertible Secured Note dated April 17, 1996. The bonds shall be purchased by AMV at face value without prepayment penalty, but with interest accrued as of the date of the repurchase. This "put" shall terminate thirty days following execution of this Settlement Agreement. AMV shall have no obligation to repurchase bonds in the event this Settlement Agreement is not executed, the delivery of the securities required by Sections 4 and 5 of this Settlement Agreement is not timely completed, or in the event such redemption would require filings by AMV with the Securities and Exchange Commission or would otherwise violate the laws of the United States or any state thereof or of the country in which a bondholder requesting redemption may reside.

          3.3 Bondholder Rights. Pursuant to this section of the agreement, the $3.4 million of bonds may either (i) "put" to AMV in accordance with Section 3.2 of this Settlement Agreement, (ii) converted into AMV Class A Common Stock as permitted in the bond instrument, or (iii) held until maturity or otherwise sold.

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           3.4 Obligation of AMV: The $3.4 million  Convertible Secured
               Note dated April 17, 1996 is a primary obligation of AMV and is due on April 17, 2001. The note is backed by the full faith and credit of AMV.

4.  Delivery of SRC Vision, Inc. Common Stock.

               Upon execution of this Settlement Agreement, ILVERTON and/or SWISS AMERICAN shall deliver to AMV all of the common stock of SRC Vision, Inc., AMV's wholly owned subsidiary, pledged to secure the $2,160,000 Convertible Subordinated Secured Note dated April 13, 1995 between AMV and ILVERTON. ILVERTON and MEYER represent and warrant that they have no further interest in, or claim to, the SRV Vision, Inc. common stock pledged to secure that note.

5.  Repurchase of AMV Common Stock and Return of Warrants.

           5.1 Delivery of Stock. Upon execution of this Settlement Agreement ILVERTON and SWISS AMERICAN will deliver to AMV
               1,001,640 shares of AMV common stock held in the name of SWISS AMERICAN.

           5.2 Return of Warrants. Within fifteen days of the execution of this Settlement Agreement, ILVERTON will deliver to AMV for cancellation ILVERTON's warrants to purchase 300,000 and 340,000 shares, respectively, of AMV's common stock (the Class F Warrants and Class H Warrants).

          5.3 Purchase Price. Concurrent with the delivery of the stock and warrants pursuant to Sections 4, 5.2 and 5.3 above, AMV will pay to ILVERTON a total of $1,903,116.

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6.  Participation of MEYER in AMV's Affairs.

               For a period of five years from the date of this Agreement, MEYER nor any of his agents or affiliates shall, without prior consent of the then Chair of AMV's Board of Directors, communicate on matters related to AMV with AMV's shareholders, bondholders, current and former officers and directors, or, except to the extent compelled by applicable law, participate directly or indirectly in any lawsuit asserted against AMV, its officers or directors, or make any untruthful or defamatory statements about AMV, its officers or directors. Additionally, MEYER and his agents or affiliates will not engage in any proxy contest, tender offer, merger or any other similar activity related to AMV for five years. Recognizing that damages to AMV cannot be readily ascertained in the event of a violation of this Agreement, MEYER agrees to a payment of $100,000 as liquidated damages for each breach of this provision. Notwithstanding this
               Section 6, MEYER shall be able to discuss or communicate regarding publicly disclosed AMV information.

7.   Participation of KHAN in AMV's Affairs.

               For a period of five years from the date of this Agreement, KHAN, nor any of his agents or affiliates shall, without prior consent of the then Chair of AMV's Board of Directors, communicate on matters related to AMV with AMV's shareholders, bondholders, current and former officers and directors, or, except to the extent compelled by applicable law, participate directly or indirectly in any lawsuit asserted against AMV, its officers or directors, or make any untruthful or defamatory statements about AMV, its officers or directors. Additionally, KHAN and his agents or affiliates will not engage in any proxy contest,

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               tender offer,  merger or any other similar  activity related to AMV for five years. Recognizing that damages to AMV cannot be readily ascertained in the event of a violation of this Agreement, KHAN agrees to a payment of $100,000 as liquidated damages for each breach of this provision. Notwithstanding this
               Section 7, KHAN shall be able to discuss or communicate regarding publicly disclosed AMV information.

8.  Participation of AMV in KHAN's  Affairs.

               For a period of five years from the date of this  Agreement,
               AMV, nor any of its agents or affiliates shall without prior consent of KHAN communicate on matters related to KHAN with KHAN's associates and affiliated businesses, or, except to the extent compelled by applicable law, participate directly or indirectly in any lawsuit asserted against KHAN, his associates or affiliated businesses, or make any untruthful or defamatory statements about KHAN, its associates or affiliated businesses. Recogniging that damages to KHAN cannot be readily ascertained in the event of a violation of this Agreement, AMV agrees to a payment of $100,000 as liquidated damages for each breach of this provision. Notwithstanding this Section 8, AMV shall be able to discuss or communicate regarding publicly disclosed KHAN information. 9. Participation of AMV in MEYER's Affairs. For a period of five years from the date of this Agreement, AMV, nor any of its agents or affiliates shall, without prior consent of MEYER communicate on matters related to MEYER with MEYER's associates and affiliated businesses, or, except to the extent compelled by applicable law, participate directly or indirectly in any lawsuit asserted against MEYER, its

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               associates or affiliated businesses,  or make any untruthful or defamatory statements about MEYER, his associates or affiliated businesses. Recognizing that damages to MEYER cannot be readily ascertained in the event of a violation of this Agreement, AMV agrees to a payment of $100,000 as liquidated damages for each breach of this provision. Notwithstanding this
               Section 8, AMV shall be able to discuss or communicate regarding publicly disclosed MEYER information.

10.  Severability.

               If one or more of the provisions of this Settlement Agreement shall be for any reason held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the validity, legality and enforceability of any other provision hereof, and this Settlement Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein, provided that the Agreement, as so modified, preserves the basic intent of the parties.

11.  Miscellaneous.

          11.1 Governing Law. This Settlement Agreement is made, and intended to be performed, in the state of Oregon, and shall be enforced and interpreted by the laws of that state. Any action to enforce or otherwise related to or arising out of this Settlement Agreement shall be pursued only through arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. All such arbitrations shall take place within the state of Oregon.

          11.2 Entire Agreement. This Settlement Agreement is the final and complete agreement of the parties hereto with respect to its subject matter, and supersedes any prior discussions, negotiations or agreements, whether written

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               or oral,  between  the parties  with  respect to the subject matter hereof. It may be amended only by an agreement in writing executed by the parties hereto.

         11.3 Attorneys' Fees. Each party shall bear its own costs and attorneys' fees associated with the Subscription Agreement Litigation and/or the Security Agreement Litigation and/or the review and execution of this Settlement Agreement.

         11.4  Advice  of  Counsel.   Each  of  the  parties   hereto
               acknowledges, represents and warrants that he, she or it has had the opportunity to obtain the advice of counsel of such party's own choosing in the negotiations for and in the preparation of this Settlement Agreement, that the party has read the Settlement Agreement, that each has had this Settlement Agreement fully explained by such counsel and that each is fully aware of its contents and legal effect.

          11.5 Binding Obligations. Each party signing this agreement expressly warrants and represents to each other party signing this agreement that such party is duly authorized and empowered to enter into this Settlement Agreement and to perform and observe its agreements and obligations herein, and that such party has been advised by its legal counsel that this Settlement Agreement creates and constitutes a binding obligation on such party and his or its successors and assigns, and that this Settlement Agreement is enforceable in accordance with its terms.

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         11.6  Further  Assistance.  Each party agrees to execute and deliver to the other parties all such other and additional instruments and other documents, and to do all such other acts and things as any party may reasonably deem necessary to more fully carry out this Agreement and the obligations contained herein.

          11.7 Condition Precedent to Obligations. The parties to this Settlement Agreement understand that AMV will pay its obligation pursuant to Section 5.3 above by delivery upon execution of this Settlement Agreement of a standard AMV bank check(s). Should the check(s) fail to clear AMV's bank within five business days of deposit, AMV will return to the appropriate party the securities returned to AMV in accordance with this Settlement Agreement and this Settlement Agreement will be deemed to be null and void as if it never existed.


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     IN WITNESS WHEREOF, the parties have executed this Settlement Agreement, or caused it to be executed by its officers, being thereunto duly authorized by all necessary corporate action, as of the date first above written.


Advanced Machine Vision Corporation       Credit Suisse


By  /s/ William J. Young                  By
-----------------------------------       --------------------------------------
    President and CEO



Swiss American Securities, Inc.           Ilverton International, Inc.


By                                        By  /s/ Ilverton International, Inc.
-----------------------------------       --------------------------------------



Konrad Meyer                              Max Khan


    /s/ Konrad Meyer
-----------------------------------       --------------------------------------

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